UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2015

SPAR Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27824 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

333 Westchester Avenue, South Building, Suite 204, White Plains, NY	10604
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (914) 332-4100

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

On May 14, 2015, we, SPAR Group, Inc. ("SGRP" or the "Registrant"), and its subsidiaries (together with SGRP, "we", "our" or the "Company"), issued a press release (the "Release") reporting our financial results for our three month period ended on March 31, 2015 (our "2015 First Quarter").

A copy of the Release is attached to this Current Report on Form 8-K (this "Report") as Exhibit 99.1 and is hereby incorporated herein by reference.

Item 5.07.     Submission of Matters to a Vote of Security Holders.

SGRP held its Annual Meeting of Stockholders on May 12, 2015 (the "2015 Annual Meeting"), for those who were stockholders of SGRP at the close of business on March 31, 2015 (the "Record Date"), pursuant to notice and proxy materials duly mailed to them.  As of the Record Date, there were 20,564,553 shares outstanding of SGRP's common stock, $0.01 par value (the "SGRP Common Stock"). At the 2015 Annual Meeting, Record Date stockholders holding 17,798,202 shares (approximately 86.5%) of the SGRP Common Stock were present in person or by proxy.  Each such stockholder was entitled to one vote for each share of the SGRP Common Stock held by such stockholder on the Record Date, and the holders of the SGRP Common Stock voted together, respecting the election of directors and the other proposals presented to them at the 2015 Annual Meeting.

At the 2015 Annual Meeting, the following matters were submitted to votes of SGRP's stockholders: (i) Election of directors; (ii) Advisory Vote respecting the ratification of the appointment of BDO USA, LLP ("BDO"), as the Corporation’s principal independent public auditors for 2015; (iii) Advisory Vote on the Executive Compensation as described in the 2015 Proxy Statement; and (iv) Advisory Vote on the Frequency of the Executive Compensation Vote.

(i) The following votes were received at the 2015 Annual Meeting from the stockholders by proxy or ballot for the election of seven directors to serve until the 2015 Annual Meeting of Stockholders and until their respective successors are elected and qualified, and all such persons were reelected as directors of SGRP:

Name	For	Withheld

William H. Bartels	13,659,664	96,308

Robert G. Brown	13,659,770	96,202

Arthur B. Drogue	13,697,626	58,346

Lorrence T. Kellar	13,696,393	59,579

C. Manly Molpus	13,596,340	159,632

Jack W. Partridge	13,697,526	58,446

Jill M. Blanchard	13,717,644	38,328

(ii) The following votes were received at the 2015 Annual Meeting from the stockholders by ballot for the adoption of the proposal to approve (on an advisory basis) the appointment of BDO USA, LLP ("BDO"), as the Corporation’s principal independent public accountants for the fiscal year ending December 31, 2015, and such appointment was approved:

For	Against	Abstain	Not Voted

17,527,820	228,483	41,899	-

(iii) The following votes were received at the 2015 Annual Meeting from the stockholders by ballot for the adoption of the proposal to approve (on an advisory basis) the compensation of the named executive officers, as disclosed in the Proxy Statement (i.e., "say on pay"), and such compensation was approved:

For	Against	Abstain	Not Voted

10,863,523	2,887,810	4,639	4,042,230

The Corporation currently intends to request this same advisory vote from its stockholders next year.

(iv) The following votes were received at the 2015 Annual Meeting from the stockholders by ballot for the proposal to select (on an advisory basis) whether the Corporation should request an advisory vote from its stockholders respecting executive compensation every one, two or three years (i.e., "say on frequency"):

"One Year"	"Two Years"	"Three Years"	Abstain	Not Voted

12,842,742	8,826	12,169	889,330	4,045,135

The Corporation currently intends to request this same advisory vote from its stockholders next year.

Although the stockholder notice and proxy materials permitted certain other matters to be considered by the stockholders at the 2015 Annual Meeting, no other matters were submitted to or voted on by the stockholders.

Item 8.01.     Other Events.

In that Release, we also announced that Ms. Jill M. Blanchard, our President and Chief Executive Officer, and Mr. Jim Segreto, our Chief Financial Officer, will host a shareholder update conference call on Friday, May 14, 2015, at 11:00 a.m. Eastern Time. During the call management will discuss the Company's 2015 First Quarter financial results and provide a shareholder update on recent business developments.

Please see the attached Release for the conference call numbers and other details.

Information Not "Filed"

The information in Items 2.02 and 8.01 of this Report and the Release, and any information that may be conveyed in such conference call, shall, to the greatest extent permitted by applicable law, not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. Such information, to the extent deemed or determined to have been not "filed" under applicable law, shall not be deemed incorporated by reference in any filing by us under the Securities Act of 1933, as amended (the "Securities Act"), except as shall be expressly set forth by specific reference in such a filing.

Forward Looking Statements

This Report, the Release and the above referenced conference call contain "forward-looking statements". There also are "forward looking statements" contained in SGRP's Annual Report on Form 10-K for its fiscal year ended December 31, 2014 (the "Annual Report"), as filed on April 15, 2015, with the Securities and Exchange Commission (the "SEC"), in SGRP's definitive Proxy Statement respecting its Annual Meeting of Stockholders held on May 12, 2015 (the "Proxy Statement"), as filed with the SEC on April 20, 2015, and the Company's other filings under applicable law with the SEC (including this Report, the Annual Report and the Proxy Statement, each a "SEC Report"). "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, collectively, "Securities Laws").

The forward-looking statements made by the Company in this Report, the Release and the above referenced call include (without limitation) any expectations, guidance or other information respecting the pursuit or achievement of the Company's five corporate objectives (growth, customer value, employee development, productivity & efficiency, and earnings per share), building upon the Company's strong foundation, leveraging compatible global opportunities, improving on the value we already deliver to customers, our growing client base, continuing balance sheet strength, customer contract expansion, growing revenues and becoming profitable through organic growth and acquisitions, attracting new business that will increase SPAR Group's revenues, improving product mix, continuing to maintain or reduce costs and consummating any transactions. The Company's forward-looking statements also include, in particular and without limitation, those made in the "Management's Discussion and Analysis of Financial Condition, Results of Operations, Liquidity and Capital Resources" in the Quarterly Report, and "Business", "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Annual Report. You can identify forward-looking statements in such information by the Company's use of terms such as "may", "will", "expect", "intend", "believe", "estimate", "anticipate", "continue" or similar words or variations or negatives of those words.

You should carefully consider all forward-looking statements, risk factors and the other risks, cautions and information made, contained or incorporated by reference in the Release, the above referenced conference call, this Report, the Annual Report, the Proxy Statement and the Company's SEC Reports that could cause the Company's actual assets, business, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, risks, trends or condition to differ materially from those anticipated by the Company and described in the information in the Company's forward-looking and other statements, whether express or implied, as they are based upon the Company's plans, intentions, expectations and estimates (although it believes them to be reasonable) and involve known and unknown risks, uncertainties and other unpredictable factors (many of which are beyond the Company's control) that could cause them to fail to occur or be realized or to be materially and adversely different from those the Company planned, intended, expected or estimated.

Although the Company believes that its plans, intentions, expectations and estimates reflected or implied in such forward-looking statements are reasonable, the Company cannot assure you that such plans, intentions, expectations or estimates will be achieved in whole or in part, that the Company has identified all potential risks, or that the Company can successfully avoid or mitigate such risks in whole or in part. You should carefully review the risk factors described in the Annual Report (See Item 1A – Risk Factors) and any other risks, cautions or information made, contained or incorporated by reference in the Release, the above referenced conference call, this Report, the Annual Report or other applicable SEC Report. All forward-looking and other statements or information attributable to the Company or persons acting on its behalf are expressly subject to and qualified by all such risk factors and other risks, cautions and similar information.

You should not place undue reliance on the Company's forward-looking statements and similar information because the matters they describe are subject to known and unknown risks, uncertainties and other unpredictable factors, many of which are beyond its control. The Company's forward-looking statements, risk factors and other risks, cautions and information (whether contained in the Release, the above reference conference call, this Report, the Annual Report, the Proxy Statement or any other applicable SEC Report) are based on the information then available to the Company and speak only as of the date specifically referenced, or if no date is referenced, then as of December 31, 2014, in the case of the Annual Report or the Proxy Statement or the last day of the period covered by the Release, this Report or any other applicable SEC Report. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Over time, the Company's actual assets, business, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievements, results, risks, trends or condition will likely differ from those expressed or implied by the Company's forward-looking statements and other information, and such difference could be significant and materially adverse to the Company and the value of your investment in the Company's Common Stock.

The Company does not intend or promise, and the Company expressly disclaims any obligation, to publicly update or revise any forward-looking statements, risk factors or other risks, cautions or information (in whole or in part), whether as a result of new information, risks or uncertainties, future events or recognition or otherwise, except as and to the extent required by applicable law.

Item 9.01.          Financial Statements and Exhibits.

(a)	Exhibits:

	99.1	Press Release of the Registrant dated May 14, 2015, as attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.
Date: May 14, 2015
	By:	/s/ James R. Segreto
James R. Segreto, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of the Registrant dated May 14, 2015, as attached hereto.